Commitments	12 Months Ended
Dec. 31, 2020
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Commitments
NOTE 33: COMMITMENTS
Celdara
Background
In January 2015, the Group entered into an agreement with Celdara Medical, LLC, or Celdara in which the Group purchased all outstanding membership interests of OnCyte, LLC, or OnCyte. In connection with this transaction, the Group entered into an asset purchase agreement to which Celdara sold to OnCyte certain data, protocols, regulatory documents and intellectual property, including the rights and obligations under two license agreements between OnCyte and Dartmouth College, or Dartmouth, related to its CAR T development programs.
In March 2018, the Group dissolved the affairs of its wholly owned subsidiary OnCyte. As a result of the dissolution of OnCyte, all the assets and liabilities of OnCyte were fully distributed to the Group. The Group will continue to carry out the business and obligations of OnCyte, including under its license agreement with Dartmouth College.
Amended Asset Purchase Agreement
In August 2017, the Group entered into an amendment to the asset purchase agreement described above. In connection with the amendment, the following payments were made to Celdara: (i) an amount in cash equal to $10.5 million, (ii) newly issued shares of Celyad valued at $12.5 million, (iii) an amount in cash equal to $6.0 million in full satisfaction of any payments owed to Celdara in connection with a clinical milestone related to our CAR-T NKR-2 product candidate, (iv) an amount in cash equal to $0.6 million in full satisfaction of any payments owed to Celdara in connection with the Group’s license agreement with Novartis International Pharmaceutical Ltd., and (v) an amount in cash equal to $0.9 million in full satisfaction of any payments owed to Celdara in connection with its license agreement with Ono Pharmaceutical Co., Ltd.
Under the amended asset purchase agreement, the Group is obligated to make certain development-based milestone payments to Celdara up to $40.0 million, certain development-based milestone payments up to $36.5 million and certain sales-based milestone payments up to $156.0 million. We are required to make tiered single-digit royalty payments to Celdara in connection with the sales of CAR-T products, subject to reduction in countries in which there is no patent coverage for the applicable product or in the event Celyad is required to secure licenses from third parties to commercialize the applicable product. We are also required to pay Celdara a percentage of sublicense income, including royalty payments, for each sublicense ranging from the mid-single digits to the mid-twenties, depending on which of a specified list of clinical and regulatory milestones the applicable product has achieved at the time the sublicense is executed. We are required to pay Celdara a single-digit percentage of any research and development funding received by us, not to exceed $7.5 million for each product group. We can opt out of the development of any product if the data does not meet the scientific criteria of success. We may also opt out of development of any product for any other reason upon payment of a termination fee of $2.0 million to Celdara.

Dartmouth College
Amended Dartmouth License
As described above, as a result of our acquisition of all of the outstanding membership interests of OnCyte and the asset purchase agreement among us, Celdara and OnCyte, OnCyte became our wholly-owned subsidiary and acquired certain data, protocols, regulatory documents and intellectual property, including the rights and obligations under two license agreements between OnCyte and Dartmouth. The first of these two license agreements concerned patent rights related, in part, to methods for treating cancer involving chimeric NK and NKP30 receptor targeted therapeutics and T cell receptor-deficient T cell compositions in treating tumor, infection, GVHD, transplant and radiation sickness, or the CAR-T License, and the second of these two license agreements concerned patent rights related, in part, to anti-B7-H6 antibody, fusion proteins and methods of using the same, or the B7H6 License.
In August 2017, the Group and Dartmouth entered into an amendment agreement in order to combine its rights under B7H6 Agreement with its rights under the CAR-T License, resulting in the termination of the B7H6 License, and in order to make certain other changes to the agreement. In connection with the amendment, the Group paid Dartmouth a non-refundable, non-creditable amendment fee in the amount of $2.0 million in 2017. Under the amended license agreement, Dartmouth granted to the Group an exclusive, worldwide, royalty-bearing license to certain know-how and patent rights to make, have made, use, offer for sale, sell, import and commercialize any product or process for human therapeutics, the manufacture, use or sale of which, is covered by such patent rights or any platform product. Dartmouth reserves the right to use the licensed patent rights and licensed know-how, in the same field, for education and research purposes only. The patent rights included in the amended license agreement also include the patents previously covered by the B7H6 License. In consideration for the rights granted to the Group under the amended license agreement, the Group is required to pay to Dartmouth an annual license fee as well as a low single-digit royalty based on annual net sales of the licensed products by the Group, with certain minimum net sales obligations beginning April 30, 2024 and continuing for each year of sales thereafter. Under the amended license agreement, in lieu of royalties previously payable on sales by sublicensees, Celyad is required to pay Dartmouth a percentage of sublicense income, including royalty payments, (i) for each product sublicense ranging from the mid-single digits to low-single digits, depending on which of a specified list of clinical and regulatory milestones the applicable product has achieved at the time the sublicense is executed and (ii) for each platform sublicense in the mid-single digits. Additionally, the agreement requires that the Group exploits the licensed products, and the Group have agreed to meet certain developmental and regulatory milestones. Upon successful completion of such milestones, Celyad is obligated to pay to Dartmouth certain clinical and regulatory milestone payments up to an aggregate amount of $1.5 million and a commercial milestone payment in the amount of $4.0 million. The Group responsible for all expenses in connection with the preparation, filing, prosecution and maintenance of the patents covered under the agreement.
After April 30, 2024, Dartmouth may terminate the amended license if Celyad fails to meet the specified minimum net sales obligations for any year (USD 10 million during first year of sales, USD 40 million during the second year of sales and USD 100 million during the third year of sales and every year of sales thereafter), unless Celyad pays to Dartmouth the royalty Celyad would otherwise be obligated to pay had Celyad met such minimum net sales obligation. Dartmouth may also terminate the license if Celyad fails to meet a milestone within the specified time period, unless Celyad pays the corresponding milestone payment.
In accordance with IFRS 3, these contingencies are recognized on the statement of financial position at year-end, on a risk-adjusted basis.
Horizon Discovery Limited
In April and June 2018, we signed two research and development collaboration and license agreements with Horizon Discovery Group plc, or Horizon, to evaluate the utility of Horizon’s SMART vector shRNA reagents to reduce expression of one or more defined targets in connection with the development of our product candidates. The first agreement was focused on targets related to our autologous CAR-T candidate, CYAD-02. The second agreement was focused on targets related to our allogenic CAR-T product candidate CYAD-211 and one pre-clinical allogenic product candidate not yet publicly announced, called CYAD-203.
In December 2018, we exercised our option to convert the second agreement into an exclusive license agreement, in connection with which we paid Horizon an up-front payment of $1 million. In September 2019, we exercised our option to convert the first agreement into an exclusive license agreement, in connection with which we have paid Horizon an up-front payment of $0.1 million and an additional milestone of $0.1 million for the first IND filed by us for CYAD-02. In September 2020, we paid an additional milestone of $0.2 million for the first IND filed by us for CYAD-211.

Under these exclusive license agreements combined, Horizon is eligible to receive additional milestone payments in development, regulatory and commercial milestone payments, in addition to low single digit royalties on net sales, subject to customary reductions.
In December 2020, Horizon Discovery was acquired by PerkinElmer, Inc. (Horizon/PKI).
Horizon/PKI recently informed us they believe we are in material breach of these agreements as a result of certain disclosures we have made in connection with our obligations as a publicly traded company in the United States and Belgium, although they have not formally delivered to us a notice of material breach or termination. We believe any such assertion of material breach would be without merit and we would expect to vigorously defend any such notice of material breach. Any dispute under these agreements would be subject to arbitration in The Hague under the International Chamber of Commerce Rules. We are currently in discussions with Horizon about possible amendments to these agreements in connection with which we would retain freedom to operate under the in-licensed patents.
Of note, we have filed patent applications which, if issued, would cover other aspects of the product candidates described above as well as products developed by third parties that deploy similar technology and targets. These patent applications encompass the downregulation of one or more of the targets covered under the Horizon/PKI agreements, the use of shRNA to downregulate such targets in immune cells and the combination of shRNAs with a chimeric antigen receptor in immune cells. We are also developing a second generation shRNA platform that does not incorporate any of the Horizon Discovery/Perkin Elmer, Inc. technology described above.
Our lead allogeneic CAR T product candidate, CYAD-101, does not incorporate any of the Horizon Discovery/Perkin Elmer, Inc. technology described above.